Exhibit 99.(a)(1)(l)

AMENDMENT NO. 11

TO FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST OF

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

This Amendment No. 11 (the “Amendment”) to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”) amends the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to change the following Fund’s name:

FUND NAME	NEW FUND NAME

Invesco International Growth Fund	Invesco EQV International Equity Fund

Invesco Global Growth Fund	Invesco EQV Global Equity Fund

Invesco Asia Pacific Growth Fund	Invesco EQV Asia Pacific Equity Fund

Invesco European Growth Fund	Invesco EQV European Equity Fund

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 28, 2022.

By:	/s/ Jeffrey H. Kupor
Names: Jeffrey H. Kupor
Title: Chief Legal Officer, Senior Vice President & Secretary

EXHIBIT 1

“SCHEDULE A

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Advantage International Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco EQV Asia Pacific Equity Fund	Class A Shares
Class C Shares
Class F Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco EQV European Equity Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares
Investor Class Shares

Invesco Global Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco EQV Global Equity Fund	Class A Shares
Class C Shares
Class F Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Global Focus Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Global Opportunities Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco International Core Equity Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares
Investor Class Shares

Invesco International Equity Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco EQV International Equity Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco International Select Equity Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco International Small-Mid Company Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco MSCI World SRI Index Fund	Class A Shares
Class C Shares
Class F Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Oppenheimer International Growth Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares”